Summary Table - UPFC 2005-A Final Selected Pool

Aggregate Principal Balance	$ 210,810,810.81
Number of Automobile Loans	24,331
Average Principal Balance	$ 8,664.29
Range of Principal Balances	($513.43 to $27,256.17)
Weighted Average APR	22.80%
Range of APRs	(17.07% to 29.99%)
Weighted Average Remaining Term	48.55 months
Range of Remaining Terms	(1 month to 60 months)
Weighted Average Original Term	52.26 months
Range of Original Terms	(15 months to 60 months)
Percentage of New Loans	0.28%
Percentage of Used Loans	99.72%
Percentage of Simple Interest Loans	98.21%
Percentage of Precomputed Loans	1.79%

Distribution of the Automobile Loans by APR as of the Statistical Calculation Date
				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
APR Range	Balance	Balance(1)	Loans	Loans(1)
17.001% - 18.000%	$ 7,755,155.82	3.68%	692	2.84%
18.001% - 19.000%	3,136,545.89	1.49%	294	1.21%
19.001% - 20.000%	1,273,871.76	0.60%	138	0.57%
20.001% - 21.000%	56,771,010.15	26.93%	6,396	26.29%
21.001% - 22.000%	6,763,188.05	3.21%	869	3.57%
22.001% - 23.000%	8,286.55	0.00%	1	0.00%
23.001% - 24.000%	134,420,163.75	63.76%	15,851	65.15%
24.001% - 25.000%	444,897.00	0.21%	58	0.24%
25.001% - 26.000%	89,995.76	0.04%	11	0.05%
26.001% - 27.000%	9,363.87	0.00%	1	0.00%
27.001% - 28.000%	1,542.30	0.00%	1	0.00%
28.001% - 29.000%	43,378.01	0.02%	5	0.02%
29.001% - 30.000%	93,411.90	0.04%	14	0.06%
	$ 210,810,810.81	100.00%	24,331	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Geographic Location of the Obligor as of the Statistical Calculation Date

				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
State	Balance	Balance(1)	Loans	Loans(1)
California	$ 26,736,654.35	12.68%	3,227	13.26%
Florida	21,734,077.88	10.31%	2,493	10.25%
Texas	20,448,585.61	9.70%	2,130	8.75%
Arizona	11,109,450.77	5.27%	1,297	5.33%
New York	10,707,041.78	5.08%	1,301	5.35%
Illinois	10,433,733.17	4.95%	1,254	5.15%
Georgia	9,857,448.40	4.68%	1,056	4.34%
Ohio	8,578,041.74	4.07%	1,043	4.29%
North Carolina	8,005,298.06	3.80%	883	3.63%
Virginia	7,222,711.85	3.43%	828	3.40%
Missouri	7,206,564.13	3.42%	842	3.46%
Tennessee	7,114,338.80	3.37%	826	3.39%
Alabama	7,105,583.72	3.37%	791	3.25%
Washington	6,639,510.45	3.15%	820	3.37%
Indiana	5,979,917.33	2.84%	628	2.58%
Maryland	5,465,633.59	2.59%	642	2.64%
Massachusetts	5,460,371.34	2.59%	629	2.59%
Colorado	4,725,547.13	2.24%	548	2.25%
Pennsylvania	3,761,655.41	1.78%	460	1.89%
New Jersey	3,437,543.93	1.63%	416	1.71%
Kentucky	3,147,435.28	1.49%	372	1.53%
Oregon	3,038,245.65	1.44%	371	1.52%
Nevada	2,877,920.27	1.37%	319	1.31%
Utah	2,792,492.11	1.32%	317	1.30%
Michigan	2,780,980.12	1.32%	330	1.36%
Kansas	1,612,783.35	0.77%	181	0.74%
Other(2)	2,831,244.59	1.34%	327	1.34%
Total:	$ 210,810,810.81	100.00%	24,331	100.00%
(1) Percentages may not add up to 100.00% due to rounding.
(2) States with aggregate principal balances less than $1,000,000.

Distribution of the Automobile Loans by Current Principal Balance as of the Statistical Calculation Date

				Percentage of
	Aggregate	Percentage of	Number of	Total Number
Current	Principal	Aggregate Principal	Automobile	of Automobile
Principal Balance	Balance	Balance(1)	Loans	Loans(1)
$0.01 - $1,000.00	$ 40,442.58	0.02%	53	0.22%
$1,000.01 - $2,000.00	190,803.11	0.09%	125	0.51%
$2,000.01 - $3,000.00	574,539.87	0.27%	224	0.92%
$3,000.01 - $4,000.00	1,941,832.26	0.92%	546	2.24%
$4,000.01 - $5,000.00	4,765,351.41	2.26%	1,046	4.30%
$5,000.01 - $6,000.00	9,655,445.31	4.58%	1,746	7.18%
$6,000.01 - $7,000.00	15,896,382.19	7.54%	2,434	10.00%
$7,000.01 - $8,000.00	24,395,909.44	11.57%	3,246	13.34%
$8,000.01 - $9,000.00	35,324,876.67	16.76%	4,150	17.06%
$9,000.01 - $10,000.00	38,542,197.92	18.28%	4,058	16.68%
$10,000.01 - $11,000.00	30,240,648.45	14.34%	2,894	11.89%
$11,000.01 - $12,000.00	17,596,935.30	8.35%	1,536	6.31%
$12,000.01 - $13,000.00	11,634,498.18	5.52%	933	3.83%
$13,000.01 - $14,000.00	7,031,494.00	3.34%	523	2.15%
$14,000.01 - $15,000.00	4,684,814.31	2.22%	324	1.33%
$15,000.01 and over	8,294,639.81	3.93%	493	2.03%
Total:	$ 210,810,810.81	100.00%	24,331	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Principal Balance as of the Statistical Calculation Date

				Percentage of
	Aggregate	Percentage of	Number of	Total Number
Original	Principal	Aggregate Principal	Automobile	of Automobile
Principal Balance	Balance	Balance(1)	Loans	Loans(1)
$1,000.01 - $2,000.00	$ 3,637.38	0.00%	2	0.01%
$2,000.01 - $3,000.00	95,804.35	0.05%	41	0.17%
$3,000.01 - $4,000.00	741,792.13	0.35%	237	0.97%
$4,000.01 - $5,000.00	2,555,017.62	1.21%	627	2.58%
$5,000.01 - $6,000.00	6,579,319.81	3.12%	1,323	5.44%
$6,000.01 - $7,000.00	12,151,333.63	5.76%	2,043	8.40%
$7,000.01 - $8,000.00	20,829,891.89	9.88%	3,005	12.35%
$8,000.01 - $9,000.00	32,397,914.54	15.37%	4,060	16.69%
$9,000.01 - $10,000.00	39,817,182.32	18.89%	4,445	18.27%
$10,000.01 - $11,000.00	34,757,068.76	16.49%	3,516	14.45%
$11,000.01 - $12,000.00	21,008,580.12	9.97%	1,940	7.97%
$12,000.01 - $13,000.00	13,627,010.00	6.46%	1,167	4.80%
$13,000.01 - $14,000.00	9,118,464.48	4.33%	724	2.98%
$14,000.01 - $15,000.00	5,598,005.40	2.66%	422	1.73%
$15,000.01 and over	11,529,788.38	5.47%	779	3.20%
Total:	$ 210,810,810.81	100.00%	24,331	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Remaining Term as of the Statistical Calculation Date

				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
Remaining Term	Balance	Balance(1)	Loans	Loans(1)
1 - 12	$ 465,844.57	0.22%	228	0.94%
13 - 24	4,143,816.16	1.97%	1,015	4.17%
25 - 36	23,757,978.25	11.27%	3,957	16.26%
37 - 48	66,207,384.95	31.41%	8,096	33.27%
49 - 60	116,235,786.88	55.14%	11,035	45.35%
Total:	$ 210,810,810.81	100.00%	24,331	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Term as of the Statistical Calculation Date

				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
Original Term	Balance	Balance(1)	Loans	Loans(1)
13 - 24	$ 1,828,372.23	0.87%	486	2.00%
25 - 36	18,802,783.68	8.92%	3,362	13.82%
37 - 48	63,649,439.65	30.19%	8,154	33.51%
49 - 60	126,530,215.25	60.02%	12,329	50.67%
Total:	$ 210,810,810.81	100.00%	24,331	100.00%
(1) Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Model Year as of the Statistical Calculation Date

				Percentage of
	Aggregate	Percentage of	Number of	Total Number
	Principal	Aggregate Principal	Automobile	of Automobile
Model Year	Balance	Balance(1)	Loans	Loans(1)
2005	$ 866,415.15	0.41%	63	0.26%
2004	9,374,881.93	4.45%	838	3.44%
2003	13,953,601.54	6.62%	1,359	5.59%
2002	24,094,231.70	11.43%	2,427	9.97%
2001	35,437,811.46	16.81%	3,786	15.56%
2000	38,476,938.54	18.25%	4,317	17.74%
1999	36,855,899.43	17.48%	4,250	17.47%
1998	23,404,966.15	11.10%	2,955	12.15%
1997	14,772,860.73	7.01%	2,027	8.33%
1996	5,853,306.82	2.78%	949	3.90%
1995	4,077,270.23	1.93%	677	2.78%
1994 and prior	3,642,627.13	1.73%	683	2.81%
Total:	$ 210,810,810.81	100.00%	24,331	100.00%
(1) Percentages may not add up to 100.00% due to rounding.